                                            ANNUAL REPORT  |  December 31, 2001

                                                                     The Strong

                                                                     Life Stage

                                                                         Series





                                 [PHOTO HERE]



Strong Conservative Portfolio

    Strong Moderate Portfolio

  Strong Aggressive Portfolio





                                                             [STRONG LOGO HERE]

                                            ANNUAL REPORT  |  December 31, 2001



                                                                     The Strong

                                                                     Life Stage

                                                                         Series

Table of Contents


Investment Reviews

     Strong Life Stage Portfolios.........................2

Shareholder Meeting Results...............................4

Financial Information

     Schedules of Investments in Securities
         Strong Life Stage Portfolios.....................5

     Statements of Assets and Liabilities.................6

     Statements of Operations.............................7

     Statements of Changes in Net Assets..................8

     Notes to Financial Statements.......................10

Financial Highlights.....................................13

Report of Independent Accountants........................15

Directors and Officers...................................16

A Few Words From Dick Strong
--------------------------------------------------------------------------------
[PHOTO HERE]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.


                                                          continued on next page

                             Annual Returns S&P 500
--------------------------------------------------------------------------------
Year             S&P 500 Returns             Year             S&P 500 Returns
----             ---------------             ----             ---------------
1926                  11.62%                 1964                  16.48%
1927                  37.49%                 1965                  12.45%
1928                  43.61%                 1966                 -10.06%
1929                  -8.42%                 1967                  23.98%
1930                 -24.90%                 1968                  11.06%
1931                 -43.34%                 1969                  -8.50%
1932                  -8.19%                 1970                   4.01%
1933                  53.99%                 1971                  14.31%
1934                  -1.44%                 1972                  18.98%
1935                  47.67%                 1973                 -14.66%
1936                  33.92%                 1974                 -26.47%
1937                 -35.03%                 1975                  37.20%
1938                  31.12%                 1976                  23.84%
1939                  -0.41%                 1977                  -7.18%
1940                  -9.78%                 1978                   6.56%
1941                 -11.59%                 1979                  18.44%
1942                  20.34%                 1980                  32.42%
1943                  25.90%                 1981                  -4.91%
1944                  19.75%                 1982                  21.41%
1945                  36.44%                 1983                  22.51%
1946                  -8.07%                 1984                   6.27%
1947                   5.71%                 1985                  32.16%
1948                   5.50%                 1986                  18.47%
1949                  18.79%                 1987                   5.23%
1950                  31.71%                 1988                  16.81%
1951                  24.02%                 1989                  31.49%
1952                  18.37%                 1990                  -3.17%
1953                  -0.99%                 1991                  30.55%
1954                  52.62%                 1992                   7.67%
1955                  31.56%                 1993                   9.99%
1956                   6.56%                 1994                   1.31%
1957                 -10.78%                 1995                  37.43%
1958                  43.36%                 1996                  23.07%
1959                  11.96%                 1997                  33.36%
1960                   0.05%                 1998                  28.58%
1961                  26.89%                 1999                  21.04%
1962                  -8.73%                 2000                  -9.11%
1963                  22.80%                 2001                 -11.88%

                      ANNUALIZED COMPOUNDED RATE OF RETURN
                                     10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market.

Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

     1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

     2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

     3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

     4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

     5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

     6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.


                                        /s/ Dick

Strong Life Stage Portfolios
================================================================================

A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting.

The Portfolios' Approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. The Portfolios invest substantially all of their assets in a group of Strong Funds. The Portfolios have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

                    Growth of an Assumed $10,000 Investment
                            From 12-31-98 to 12-31-01
                                    [GRAPH]

               The Strong         The Strong        The Strong
              Conservative         Moderate         Aggressive        S&P 500
                Portfolio         Portfolio         Portfolio         Index*
              ------------        ----------        ----------        -------
Dec 98           $10,000           $10,000            $10,000         $10,000
Mar 99           $10,410           $10,540            $10,720         $10,498
Jun 99           $10,774           $10,890            $11,340         $11,238
Sep 99           $10,660           $10,660            $11,020         $10,537
Dec 99           $12,027           $12,665            $13,777         $12,104
Mar 00           $12,656           $13,640            $15,115         $12,381
Jun 00           $12,446           $13,221            $14,409         $12,053
Sep 00           $12,755           $13,567            $14,809         $11,936
Dec 00           $12,107           $12,443            $13,052         $11,003
Mar 01           $11,464           $11,271            $11,323         $ 9,699
Jun 01           $11,733           $11,602            $11,719         $10,267
Sep 01           $10,884           $10,341            $ 9,979         $ 8,760
Dec 01           $11,486           $11,173            $11,045         $ 9,696

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each portfolio, made at its inception, with the performance of the S&P 500 Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did the portfolios perform?

A: Both the Conservative and Moderate portfolios were able to outperform the S&P 500 for the year, while the Aggressive Portfolio underperformed.
     The bond funds included in the Life Stage portfolios produced positive returns during the year, while the four stock funds all recorded losses in a very challenging year for the equity markets.

Q: What market conditions, market events, and other factors impacted the portfolios' performance?

A: For the second consecutive year, most equity indices experienced negative returns while most fixed-income indices generated positive returns.
     It marked the first time since the 1970s that the S&P 500 produced two consecutive years of losses. A slowing economy that slipped into recession, disappointing corporate earnings, and unsustainably high stock valuations all contributed to the year's downturn. Value stocks generally outperformed growth stocks for the year, as investors sought less-volatile investments in the uncertain environment. The Federal Reserve combated the economic slowdown by cutting the Fed Funds target interest rate dramatically. Unfortunately, these cuts tend to have a lagging effect, so their true impact was only beginning to be felt toward the end of the year.

     While there was a broad stock-market selloff immediately after the

     September terrorist attacks, within a few weeks the markets began to stage a comeback, particularly in technology and other growth sectors. Continued interest-rate cuts by the Federal Reserve, progress on the war against terrorism, and increased confidence among consumers helped to spur the recovery. Although the major indices ended the year at a loss, they were at higher levels than they had been immediately before the attacks.

Q: What investment strategies and techniques impacted the portfolios' performance?

A: Fixed-income funds significantly outperformed equity funds, as investors troubled by the slowing economy fled to the safety of bonds, particularly high-quality securities, for much of the year. While the Federal Reserve's interest-rate cuts had significant impact on money-market and short-term bond yields, they had a more muted effect on longer-maturity issues.
     The portfolios' fixed income funds -- Strong Government Securities, Strong Advantage, Strong Short-Term Bond, and Strong Heritage Money -- all generated positive returns.

     As a result, the portfolios with a greater allocation to bonds (the Conservative and Moderate portfolios) performed more strongly than the Aggressive Portfolio, which has a fairly modest position in bonds.

     Among the equity investments in the Life Stage Series portfolios, Advisor Common Stock was the strongest performer, posting only a very modest loss in a difficult year. This was largely due to the Fund's lower exposure to technology stocks, its greater exposure to smaller-company stocks, and its valuation-conscious approach. The Strong Growth, Strong Growth and Income, and Strong Blue Chip funds had greater exposure to technology and other high-growth stocks, which did relatively poorly over the year.

     Again, these conditions favored the Conservative and Moderate portfolios, and worked against the Aggressive Portfolio, which has greater exposure to the more growth-oriented funds.

Q:   What is your future outlook?

A: We expect to see some degree of economic recovery during 2002, with an end to the recession anticipated somewhere near the middle of the year. Interest-rate cuts from the Federal Reserve typically take about a year to have significant impact on the economy -- which means that in coming months they should begin to help spur improvement. There is also the possibility of further stimulus packages from the President and Congress. Also, consumer confidence has already started to rebound after its post-attack dip. As economic growth picks up steam, we anticipate an improvement in corporate profitability, particularly in the second half of the year.

     Stock prices are already starting to reflect some of this positive sentiment, as seen in the fourth-quarter stock-market rally. While we are cautiously optimistic about the year ahead, we are mindful that next year's results will be largely dependent on the strength of the economic recovery, healthy corporate earnings growth, and continued success in the war against terrorism.

We thank you for your investment and for the confidence you've placed in us.

                          Average Annual Total Returns

As of 12-31-01

Conservative Portfolio
--------------------------------------------
   1-year                            -5.13%

   3-year                             4.73%

   Since Fund Inception               4.73%
   (12-31-98)

Moderate Portfolio
--------------------------------------------
   1-year                           -10.20%

   3-year                             3.77%

   Since Fund Inception               3.77%
   (12-31-98)

Aggressive Portfolio
--------------------------------------------
   1-year                           -15.38%

   3-year                             3.37%

   Since Fund Inception               3.37%
   (12-31-98)

 From time to time, the Portfolios' advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

*The S&P 500 is an unmanaged index generally representative of the U.S. Stock market. Source of the S&P index is Standard & Poor's Micropal.

SHAREHOLDER MEETING RESULTS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Portfolios held on July 20, 2001, shareholders approved the following proposal:

To elect members to the Board of Directors of Strong Life Stage Series, Inc. (Strong Aggressive Portfolio, Strong Conservative Portfolio, and Strong Moderate Portfolio):

                                   Director          Affirmative       Withhold
                                   --------          -----------       --------
                              Richard S. Strong     5,446,772.794     28,585.907
                               Willie D. Davis      5,442,785.592     32,573.109
                               William F. Vogt      5,443,001.466     32,357.235
                              Marvin E. Nevins      5,442,283.369     33,075.332
                              Stanley Kritzik       5,441,816.080     33,542.621
                                Neal Malicky        5,442,893.402     32,465.299

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                       For              Against        Abstain
                                       ---              -------        -------
Strong Conservative Portfolio     1,337,176.075        4,257.142      13,950.903
Strong Moderate Portfolio         2,915,336.268        1,904.482      10,595.666
Strong Aggressive Portfolio       1,165,928.060       14,588.555      11,621.550

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2001
--------------------------------------------------------------------------------
                         STRONG CONSERVATIVE PORTFOLIO

                                                        Shares or
                                                        Principal        Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.8%
Strong Advantage Fund - Investor Class                    544,031    $ 5,304,305
Strong Advisor Common Stock Fund - Class Z                138,687      2,743,218
Strong Blue Chip Fund - Investor Class (c)                216,796      2,679,594
Strong Government Securities Fund -
  Investor Class                                          123,814      1,335,952
Strong Growth and Income Fund -
  Investor Class (c)                                      133,030      2,697,839
Strong Growth Fund - Investor Class                       152,279      2,692,299
Strong Short-Term Bond Fund -
  Investor Class                                          863,875      7,982,209
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $26,575,724)                25,435,416
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.0%
Repurchase Agreements 2.8%
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
  Due 1/02/02 (Repurchase proceeds
  $500,044); Collateralized by: United
  States Government Issues (b)                           $500,000        500,000
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $238,520); Collateralized by: United
  States Government Issues (b)                            238,500        238,500
                                                                     -----------
                                                                         738,500
Money Market Funds 2.2%
Strong Heritage Money Fund -
  Institutional Class                                     600,000        600,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,338,500)                         1,338,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $27,914,224) 99.8%              26,773,916
Other Assets and Liabilities, Net 0.2%                                    60,660
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $26,834,576
================================================================================

                           STRONG MODERATE PORTFOLIO

                                                        Shares or
                                                        Principal        Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.8%
Strong Advantage Fund - Investor Class                    624,384    $ 6,087,746
Strong Advisor Common Stock Fund - Class Z                477,875      9,452,376
Strong Blue Chip Fund - Investor Class (c)                746,881      9,231,449
Strong Government Securities Fund -
  Investor Class                                          568,591      6,135,095
Strong Growth and Income Fund -
  Investor Class (c)                                      458,373      9,295,814
Strong Growth Fund - Investor Class                       524,914      9,280,477
Strong Short-Term Bond Fund -
   Investor Class                                         991,608      9,162,453
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $           66,095,255)     58,645,410
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.0%
Repurchase Agreements 2.3%
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase proceeds
   $1,100,098); Collateralized by: United
   States Government Issues (b)                        $1,100,000      1,100,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase proceeds
   $311,826); Collateralized by: United

   States Government Issues (b)                           311,800        311,800
                                                                     -----------
                                                                       1,411,800
Money Market Funds 2.7%
Strong Heritage Money Fund -
  Institutional Class                                   1,700,000    $ 1,700,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,111,800)                         3,111,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $69,207,055) 99.8%              61,757,210
Other Assets and Liabilities, Net 0.2%                                    87,999
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $61,845,209
================================================================================


                           STRONG AGGRESSIVE PORTFOLIO

                                                        Shares or
                                                        Principal        Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.9%
Strong Advisor Common Stock Fund - Class Z                271,573    $ 5,371,706
Strong Blue Chip Fund - Investor Class (c)                424,407      5,245,666
Strong Government Securities Fund -
  Investor Class                                          242,461      2,616,154
Strong Growth and Income Fund -
  Investor Class (c)                                      260,452      5,281,972
Strong Growth Fund -
  Investor Class                                          298,253      5,273,110
Strong Short-Term Bond Fund -
  Investor Class                                          140,946      1,302,346
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $31,813,166)                25,090,954
--------------------------------------------------------------------------------
Short-Term Investments (a) 5.0%
Repurchase Agreements 1.6%
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
  Due 1/02/02 (Repurchase proceeds
  $100,009); Collateralized by: United
  States Government Issues (b)                           $100,000        100,000
State Street Bank (Dated 12/31/01), 1.50%,
  Due 1/02/02 (Repurchase proceeds
  $324,827); Collateralized by: United
  States Government Issues (b)                            324,800        324,800
                                                                     -----------
                                                                         424,800
Money Market Funds 3.4%
Strong Heritage Money Fund -
  Institutional Class                                     900,000        900,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,324,800)                         1,324,800
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $33,137,966) 99.9%              26,415,754
Other Assets and Liabilities, Net 0.1%                                    16,882
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $26,432,636
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) See Note 2(D) of Notes to Financial Statements.
(c) Non-income producing fund.


Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                            Strong            Strong          Strong
                                                                         Conservative        Moderate       Aggressive
                                                                          Portfolio         Portfolio       Portfolio
                                                                         ------------       ---------       ----------
Assets:
  Investments in Securities, at Value
    (Cost of $27,914,224, $69,207,055 and $33,137,966, respectively)      $26,773,916      $61,757,210      $26,415,754
  Dividends and Interest Receivable                                            60,362           87,617           16,415
  Other Assets                                                                    325              765              507
                                                                          -----------      -----------      -----------
  Total Asset                                                              26,834,603       61,845,592       26,432,676

Accrued Operating Expenses and Other Liabilities                                   27              383               40
                                                                          -----------      -----------     -----------
Net Assets                                                                $26,834,576      $61,845,209      $26,432,636
                                                                          ===========      ===========      ===========
Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                          $29,036,645      $72,075,187      $34,253,826
   Undistributed Net Investment Income                                          2,184            6,821            9,595
   Accumulated Net Realized Loss                                           (1,063,945)      (2,786,954)      (1,108,573)
   Net Unrealized Depreciation                                             (1,140,308)      (7,449,845)      (6,722,212)
                                                                          -----------      -----------      -----------
   Net Assets                                                             $26,834,576      $61,845,209      $26,432,636
                                                                          ===========      ===========      ===========

Capital Shares Outstanding (Unlimited Number Authorized)                    2,770,296        6,413,231        2,783,061

Net Asset Value Per Share                                                       $9.69            $9.64            $9.50
                                                                                =====            =====            =====

                    See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                           Strong              Strong           Strong
                                                                        Conservative          Moderate        Aggressive
                                                                          Portfolio          Portfolio        Portfolio
                                                                        ------------        ----------        ----------
Income:
   Net Investment Income Received from Underlying Funds                    $ 703,257        $1,177,512        $  231,937
   Interest                                                                   20,033            47,492            16,344
                                                                          ----------        ----------        ----------
   Total Income                                                              723,290         1,225,004           248,281

Expenses:
   Administrative Fees                                                        57,549           149,582            65,688
   Custodian Fees                                                                289               649               282
   Shareholder Servicing Costs                                                     6                17                38
   Professional Fees                                                           9,432             9,591             9,454
   Reports to Shareholders                                                     7,154            22,146            55,934
   Federal and State Registration Fees                                        16,456            18,347            16,944
   Other                                                                       2,000             4,068             2,298
                                                                          ----------        ----------        ----------
   Total Expenses                                                             92,886           204,400           150,638
   Expense Waivers and Absorptions                                           (38,629)          (62,501)          (88,195)
                                                                          ----------        ----------        ----------
   Expenses, Net                                                              54,257           141,899            62,443
                                                                          ----------        ----------        ----------
Net Investment Income                                                        669,033         1,083,105           185,838
Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Sales of Underlying Funds                                           (1,016,677)       (2,668,816)        (970,226)
      Capital Gains Received from Underlying Funds                            34,518           135,177           62,481
                                                                          ----------        ----------        ----------
      Net Realized Loss                                                     (982,159)       (2,533,639)        (907,745)
   Net Change in Unrealized Appreciation/Depreciation on Investments        (729,108)       (4,387,691)       (3,529,024)
                                                                          ----------        ----------        ----------
Net Loss on Investments                                                   (1,711,267)       (6,921,330)       (4,436,769)
                                                                          ----------        ----------        ----------
Net Decrease in Net Assets Resulting from Operations                     ($1,042,234)      ($5,838,225)      ($4,250,931)
                                                                          ----------        ----------        ----------

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------





                                                 Strong Conservative Portfolio          Strong Moderate Portfolio
                                                -------------------------------      -------------------------------
                                                  Year Ended        Year Ended         Year Ended        Year Ended
                                                Dec. 31, 2001     Dec. 31, 2000      Dec. 31, 2001     Dec. 31, 2000
                                                -------------     -------------      -------------     -------------
Operations:
   Net Investment Income                         $   669,033       $   562,343        $ 1,083,105       $ 1,072,902
   Net Realized Gain (Loss)                         (982,159)          812,527         (2,533,639)        3,130,963
   Net Change in Unrealized
     Appreciation/Depreciation                      (729,108)       (1,383,290)        (4,387,691)       (5,969,461)
                                                 -----------       -----------        -----------       -----------
   Net Decrease in Net Assets Resulting
     from Operations                              (1,042,234)           (8,420)        (5,838,225)       (1,765,596)
Distributions:
   From Net Investment Income                       (686,426)         (554,981)        (1,132,042)       (1,061,501)
   From Net Realized Gains                          (372,949)         (547,190)        (1,735,440)       (1,657,204)
                                                 -----------       -----------        -----------       -----------
   Total Distributions                            (1,059,375)       (1,102,171)        (2,867,482)       (2,718,705)
Capital Share Transactions:
   Proceeds from Shares Sold                      19,135,889        11,778,847         29,107,630        36,825,329
   Proceeds from Reinvestment of Distributions     1,048,562         1,087,749          2,859,023         2,710,701
   Payment for Shares Redeemed                    (9,139,953)       (7,211,583)       (13,330,628)       (9,742,365)
                                                 -----------       -----------        -----------       -----------
   Net Increase in Net Assets from
     Capital Share Transactions                   11,044,498         5,655,013         18,636,025        29,793,665
                                                 -----------       -----------        -----------       -----------
Total Increase in Net Assets                       8,942,889         4,544,422          9,930,318        25,309,364
Net Assets:
   Beginning of Year                              17,891,687        13,347,265         51,914,891        26,605,527
                                                 -----------       -----------        -----------       -----------
   End of Year                                   $26,834,576       $17,891,687        $61,845,209       $51,914,891
                                                 ===========       ===========        ===========       ===========
Transactions in Shares of the Portfolio:
   Sold                                            1,904,175         1,018,161          2,770,368         2,952,733
   Issued in Reinvestment of Distributions           107,681            97,228            291,373           239,674
   Redeemed                                         (900,714)         (620,763)        (1,264,097)         (778,428)
                                                   ---------         ---------         ----------         ---------
   Net Increase in Shares of the Portfolio         1,111,142           494,626          1,797,644         2,413,979
                                                   =========         =========         ==========         =========


8


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                 Strong Aggressive Portfolio
                                                                -----------------------------
                                                                  Year Ended      Year Ended
                                                                Dec. 31, 2001   Dec. 31, 2000
                                                                -------------   -------------
Operations:
   Net Investment Income                                         $   185,838     $   211,381
   Net Realized Gain (Loss)                                         (907,745)      1,918,434
   Net Change in Unrealized Appreciation/Depreciation             (3,529,024)     (4,452,889)
                                                                 -----------     -----------
   Net Decrease in Net Assets Resulting from Operations           (4,250,931)     (2,323,074)
Distributions:
   From Net Investment Income                                       (203,001)       (202,414)
   From Net Realized Gains                                        (1,182,745)       (903,996)
                                                                 -----------     -----------
   Total Distributions                                            (1,385,746)     (1,106,410)
Capital Share Transactions:
   Proceeds from Shares Sold                                      12,462,581      24,866,969
   Proceeds from Reinvestment of Distributions                     1,379,200       1,098,509
   Payment for Shares Redeemed                                    (7,093,101)     (6,253,533)
                                                                 -----------     -----------
   Net Increase in Net Assets from Capital Share Transactions      6,748,680      19,711,945
                                                                 -----------     -----------
Total Increase in Net Assets                                       1,112,003      16,282,461
Net Assets:
   Beginning of Year                                              25,320,633       9,038,172
                                                                 -----------     -----------
   End of Year                                                   $26,432,636     $25,320,633
                                                                 ===========     ===========
Transactions in Shares of the Portfolio:
   Sold                                                            1,178,407       1,821,031
   Issued in Reinvestment of Distributions                           143,180          92,454
   Redeemed                                                         (674,841)       (467,956)
                                                                   ---------       ---------
   Net Increase in Shares of the Portfolio                           646,746       1,445,529
                                                                   =========       =========

                       See Notes to Financial Statements.
                                                                              9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization

     The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended. Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the "Portfolios"), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

     Each Portfolio invests substantially all its assets in a combination of the following underlying funds: Strong Advantage Fund -Investor Class, Strong Advisor Common Stock Fund - Class Z, Strong Blue Chip Fund - Investor Class, Strong Government Securities Fund - Investor Class, Strong Growth and Income Fund - Investor Class, Strong Growth Fund - Investor Class, and Strong Short-Term Bond Fund - Investor Class.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

     (A) Security Valuation -- Each Portfolio's investment in the underlying funds is valued at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Repurchase Agreements -- The Portfolios may enter into repurchase agreements with institutions that the Portfolios' administrator, Strong Capital Management, Inc. (the "Administrator"), has determined are creditworthy pursuant to procedures adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Portfolios to obtain those securities in the event of a default of the counterparty. On a daily basis, the Administrator monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

     (E) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Portfolios and are reported as Earnings Credits in the Portfolios' Statements of Operations.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

3.   Related Party Transactions

     The Administrator, with whom certain officers and directors of the Portfolios are affiliated, is the Portfolios' shareholder servicing agent and transfer and dividend-disbursing agent. The Administrator also serves as the underlying funds' investment advisor. The Portfolios do not pay management fees; however, the Administrator receives management fees from managing the underlying funds. Administrative Fees, which are established by the terms of the administrative agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. Prior to July 23, 2001, the effective Administrative Fees rate was 0.25%. The Administrator may also voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Administrator also allocates to each Portfolio certain charges or credits resulting from transfer agency banking activities based on each Portfolio's level of subscription and redemption activity. Charges allocated to the Portfolio by the Administrator, if any, are included in Other Expenses in the Portfolio's Statements of Operations. Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Portfolios and are reported as Fees Paid Indirectly by Strong in the Portfolio's Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001, is as follows:

                                                                 Shareholder
                                          Receivable from    Servicing and Other    Unaffiliated
                                          Adminstrator at         Expenses           Directors'
                                           Dec. 31, 2001       Paid to Strong           Fees
                                          ---------------    -------------------    ------------
     Strong Conservative Portfolio             $ 1                $ 57,549            $  884
     Strong Moderate Portfolio                  10                 149,582             1,363
     Strong Aggressive Portfolio                69                  65,688               985

4.   Investment Transactions

     The aggregate purchases and sales of the underlying funds during the year ended December 31, 2001, were as follows:

                                             Purchases        Sales
                                           ------------    -----------
     Strong Conservative Portfolio          $17,377,630    $ 7,176,073
     Strong Moderate Portfolio               28,369,325     12,324,642
     Strong Aggressive Portfolio              9,224,460      3,741,102

5.   Line of Credit

     The Portfolios have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Portfolios are subject to a $400 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio's total assets or any explicit borrowing limits in the Portfolios' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Portfolios. For the year ended December 31, 2001, there were no borrowings by the Portfolios under the LOC.

6.   Income Tax Information

     The following information for the Portfolios is presented on an income tax basis as of December 31, 2001:

                                                        Gross          Gross      Net Unrealized                     Distributable
                                        Cost of      Unrealized     Unrealized     Depreciation     Distributable      Long-Term
                                      Investments   Appreciation   Depreciation   on Investments   Ordinary Income   Capital Gains
                                      -----------   ------------   ------------   --------------   ---------------   -------------
     Strong Conservative Portfolio    $28,708,211    $  390,205     $ 2,324,500     $1,934,295          $2,184             --
     Strong Moderate Portfolio         70,820,504     1,101,329      10,164,623      9,063,294           6,821             --
     Strong Aggressive Portfolio       34,074,874       355,347       8,014,467      7,659,120           9,595             --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year were as follows:

                                                         Long-Term
                                           Ordinary       Capital
                                            Income         Gains
                                          ----------    ----------
     Strong Conservative Portfolio        $  686,691    $  372,684
     Strong Moderate Portfolio             1,132,042     1,735,440
     Strong Aggressive Portfolio             203,001     1,182,745

     At December 31, 2001, the Portfolios had capital loss carryovers for federal income tax purposes of $15,096, $150,350 and $165,318, respectively, which expire in 2009.

--------------------------------------------------------------------------------
December 31, 2001

     Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio realized, on a tax basis, post-October losses through December 31, 2001 of $254,863, $1,023,155 and $6,348, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

     For corporate shareholders in the Portfolios, the percentages of dividend income distributed for the year ended December 31, 2001, which are designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Conservative Portfolio 0.1%, Strong Moderate Portfolio 0.1% and Strong Aggressive Portfolio 0.0%.

7.   Results of Special Meeting of Shareholders of the Portfolios (Unaudited)

     At an Annual Meeting of Shareholders of the Portfolios held on July 20, 2001, shareholders approved the following proposal: To elect members to the Board of Directors of Strong Life Stage Series, Inc.:

              Director            Affirmative         Withhold
              --------           -------------       ----------
            Richard S. Strong    5,446,772.794       28,585.907
             Willie D. Davis     5,442,785.592       32,573.109
             William F. Vogt     5,443,001.466       32,357.235
             Marvin E. Nevins    5,442,283.369       33,075.332
             Stanley Kritzik     5,441,816.080       33,542.621
              Neal Malicky       5,442,893.402       32,465.299

     At an Annual Meeting of Shareholders of the Portfolios held on July 20,2001, shareholders approved the following proposal:

     To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                           For              Against          Abstain
                                     -------------        ----------       ----------
     Strong Conservative Portfolio   1,337,176.075         4,257.142       13,950.903
     Strong Moderate Portfolio       2,915,336.268         1,904.482       10,595.666
     Strong Aggressive Portfolio     1,165,928.060        14,588.555       11,621.550

     To elect members to the Board of Directors of Strong Life Stage Series,
     Inc.:

                                        Director           Affirmative       Withhold
                                        --------           -----------       --------
                                   Richard S. Strong     5,446,772.794     28,585.907
                                    Willie D. Davis      5,442,785.592     32,573.109
                                    William F. Vogt      5,443,001.466     32,357.235
                                   Marvin E. Nevins      5,442,283.369     33,075.332
                                    Stanley Kritzik      5,441,816.080     33,542.621
                                     Neal Malicky        5,442,893.402     32,465.299

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

                                                                          Year Ended
                                                               --------------------------------
                                                               Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2001        2000        1999
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.78     $ 11.46      $10.00

Income From Investment Operations:
   Net Investment Income                                           0.31        0.41        0.28
   Net Realized and Unrealized Gains (Losses) on Investments      (0.87)      (0.32)       1.72
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.56)       0.09        2.00

Less Distributions:
   From Net Investment Income                                     (0.32)      (0.57)      (0.19)
   From Net Realized Gains                                        (0.21)      (0.20)      (0.35)
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.53)      (0.77)      (0.54)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.69     $ 10.78      $11.46
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                   -5.1%       +0.7%      +20.3%
   Net Assets, End of Period (In Thousands)                     $26,835    $ 17,892     $13,347
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                               0.4%        0.5%        1.5%
   Ratio of Expenses to Average Net Assets                         0.2%        0.3%        0.0%
   Ratio of Net Investment Income to Average Net Assets            3.1%        3.7%        3.7%
   Portfolio Turnover Rate                                        35.2%       33.4%       53.7%



STRONG MODERATE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                               --------------------------------
                                                               Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2001        2000        1999
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $11.25      $12.08      $10.00

Income From Investment Operations:
   Net Investment Income                                           0.17        0.26        0.17
   Net Realized and Unrealized Gains (Losses) on Investments      (1.31)      (0.47)       2.49
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                               (1.14)      (0.21)       2.66

Less Distributions:
   From Net Investment Income                                     (0.18)      (0.53)      (0.16)
   From Net Realized Gains                                        (0.29)      (0.09)      (0.42)
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.47)      (0.62)      (0.58)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.64     $ 11.25      $12.08
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                  -10.2%       -1.8%      +26.7%
   Net Assets, End of Period (In Thousands)                     $61,845    $ 51,915     $26,606
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                               0.4%        0.4%        0.6%
   Ratio of Expenses to Average Net Assets                         0.2%        0.3%        0.0%
   Ratio of Net Investment Income to Average Net Assets            1.9%        2.4%        2.3%
   Portfolio Turnover Rate                                        22.9%       18.0%       35.0%

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
                                                                              13

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                              --------------------------------
                                                              Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                    2001        2000        1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $11.85      $13.08    $10.00

Income From Investment Operations:
   Net Investment Income                                          0.07        0.12      0.09
   Net Realized and Unrealized Gains (Losses) on Investments     (1.89)      (0.81)     3.69
----------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.82)      (0.69)     3.78

Less Distributions:
   From Net Investment Income                                    (0.07)      (0.52)    (0.07)
   From Net Realized Gains                                       (0.46)      (0.02)    (0.63)
----------------------------------------------------------------------------------------------
   Total Distributions                                           (0.53)      (0.54)    (0.70)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 9.50      $11.85    $13.08
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
   Total Return                                                 -15.4%       -5.3%    +37.8%
   Net Assets, End of Period (In Thousands)                    $26,433     $25,321    $9,038
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                              0.6%        0.6%      1.6%
   Ratio of Expenses to Average Net Assets                        0.3%        0.3%      0.0%
   Ratio of Net Investment Income to Average Net Assets           0.7%        1.1%      1.1%
   Portfolio Turnover Rate                                       15.7%       14.0%     18.5%

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.





                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Life Stage Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio (all three collectively constituting Strong Life Stage Series, Inc., hereafter referred to as the "Portfolios") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

  Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").


 *Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
  1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


  Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


  Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

    Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.


  Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.


  Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September 1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.


  William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------


Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.


Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.


Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt


Officers
  Richard S. Strong, Chairman of the Board
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer


Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201


Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105


Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201


Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19943-1201






Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


--------------------------------------------------------------------------------


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com






[GRAPH APPEARS HERE]

                                                               ALIF/WH2865 12/01